BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated October 17, 2011

to the Prospectus dated January 28, 2011, as amended May 9, 2011 and May 31, 2011

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview & — Key Facts about BlackRock Balanced Capital Fund, Inc. & — Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Bob Miller as a portfolio manager of the Total Return Portfolio in which the Fund invests the fixed-income portion of its assets:

Portfolio Managers

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra, Eric Pellicciaro and Bob Miller. The team works collectively with each member primarily responsible for his area of expertise.

Name	Portfolio Manager of the Total Return Portfolio Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.
Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.
Matthew Marra	2006	Managing Director of BlackRock, Inc.

The Core Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Robert Doll, Jr., Daniel Hanson and Peter Stournaras.

Name	Portfolio Manager of the Core Portfolio Since	Title
Robert Doll, Jr., CFA, CPA	1999	Senior Managing Director and Chief Equity Strategist of BlackRock, Inc.
Daniel Hanson, CFA	2007	Managing Director of BlackRock, Inc.
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund & — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Robert Doll, Jr., CFA, CPA, Daniel Hanson, CFA and Peter Stournaras, CFA, are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder, Matthew Marra, Eric Pellicciaro and Bob Miller. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Primarily responsible for the asset allocation of the equity and fixed income portions of the Fund’s portfolio.	2008	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 1999 to 2006.

The Total Return Portfolio in which the Fund invests the fixed-income portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra, Eric Pellicciaro and Bob Miller. The team works collectively with each member primarily responsible for his area of expertise.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio.	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc. and Head of its Global Credit Business and Credit Strategies, Multi-Sector, and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Bob Miller	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Eric Pellicciaro	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio.	2010	Managing Director of BlackRock, Inc. since 2005; Head of the Global Rates Investment Team within BlackRock’s Fundamental Fixed Income Portfolio Management Group.
Matthew Marra	Jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio.	2006	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

The Core Portfolio in which the Fund invests the equity portion of its assets is managed by a team of investment professionals comprised of Robert Doll, Jr., Daniel Hanson and Peter Stournaras.

2

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Robert Doll, Jr., CFA, CPA	Jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the Fund.	1999	Senior Managing Director and Chief Equity Strategist of BlackRock, Inc. since 2010; Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. from 2006 to 2010; President and Chief Investment Officer of Merrill Lynch Investment Management, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006; President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.
Daniel Hanson, CFA	Jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the Fund.	2007	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2007 to 2008; Vice President of BlackRock, Inc. in 2006; Vice President of MLIM from 2003 to 2006.
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio, including setting the overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.

Shareholders should retain this Supplement for future reference.

Code # ALLPR-BC-1011SUP